Share Capital	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
SHARE CAPITAL

NOTE 12 — SHARE CAPITAL:

a.	The share capital composed of ordinary shares as follows:

	Number of ordinary shares December 31
	2022	2021
Issued (*)	8,074,217	2,893,125
Authorized	43,567,567	4,356,757

(*)	Retroactively adjusted. See Note 1b

The Ordinary Shares confer upon their holders the following rights: (i) the right to vote in any general meeting of the Company, (ii) the right to receive dividends, if and when declared by the Board of Directors and (iii) the right to receive upon liquidation of the Company a sum equal to the nominal value of the share, and if a surplus remains, to receive such surplus, subject to the rights conferred on any class of shares which may be issued in the future.

b.	On October 8, 2020, Smart Pro entered into a definitive agreement with Medigus. According to the agreement, Medigus will hold 50.01% of the issued and outstanding share capital of Smart Pro, acquired through a combination of a cash investment in Smart Pro and an acquisition of additional shares from Smart Pro’s’ previous shareholders in consideration for restricted American Depository Shares (“ADS”) of Medigus and a cash component. Medigus invested $1,100 thousands in Smart Pro in exchange of issuing 5,572 ordinary shares, pay $150 thousands in cash consideration to the current shareholders and shall issue $500 thousands worth of restricted ADS of Medigus to the current shareholders of such company, with the value of restricted ADS to be subject to downward adjustment based on Smart Pro’s 2020 results. In addition, Smart Pro’s current shareholders shall be entitled to additional milestone allotments of up to an aggregate $750 thousands in restricted ADS subject to Smart Pro ’s achievement of certain milestones throughout 2021. The closing of the transactions contemplated in the definitive agreements are subject to customary closing conditions, which did not stand as of December 31, 2020, and as such no shares were issued and no cash or restricted ADS were received during the reporting period.

On January 4, 2021, the terms and conditions to the agreement with Medigus Ltd were completed.

c.	On October 8, 2020, Purex signed on a definitive agreement with Medigus. According to the agreement, Medigus will hold 50.01% of the issued and outstanding share capital of Purex, acquired through a combination of a cash investment in Purex and asn acquisition of additional shares from the Purex’s previous shareholders in consideration for restricted ADS of Medigus and a cash component. Medigus shall invest $150 thousands in Purex in exchange of issuing 557 ordinary shares. The closing of the transactions contemplated in the definitive agreements are subject to customary closing conditions, which did not stand as of December 31, 2020, and as such no shares were issued and no cash or restricted ADS were received during the reporting period.

d.	On May 10, 2021, pursuant to the SEA, Medigus and the minority shareholders (see Note 1a) contributed all of the equity interests they owned in Smart Pro and Purex to Jeffs’ Brands. As of result of the Contribution Transactions pursuant to the SEA, Jeffs’ Brands holds all of the outstanding shares of Smart Pro and Purex

e.	On July 23, 2021, Medigus issued to the minority shareholder 33,202 ADS as a bonus for his services provided to the Group for the year-ended December 31, 2021 in the amount of $60 thousands. Accordingly, the Group recognized an amount of $60 thousands as additional payroll expenses and respectively a capital reserve as a benefit from Medigus (the controlling shareholder).

f.	The Company engaged an advisor during 2021 in connection with the IPO process. This advisor was entitled to receive a warrant upon the completion of the IPO to purchase up to a number of Ordinary Shares equal to $75 thousands divided by the IPO price per Unit (as defined below), sold in the IPO, exercisable immediately upon issuance for a period of two years, at an exercise price equal to the IPO price per unit. On August 30, 2022, following the closing of the IPO, the Company issued to the Advisor warrants to purchase up to 18,564 Ordinary Shares exercisable 5 years from the date of issuance at an exercise price of $4.04 per Ordinary Share (the exercise price was adjusted to $2.02 per share on November 28, 2022 based on the terms of the warrant). These warrants were treated as issuance costs, which amounted to $12 thousand based on a third-party valuation using the Black &Scholes Model and have been allocated in the same proportion as the allocation of the gross proceeds from the IPO.

g.	On February 17, 2022, the Company’s Board of Directors approved the issuance of bonus shares (equivalent to a stock dividend) on a basis of 664.0547 (prior to adjustments for subsequent reverse share split) Ordinary Shares of the Company for each Ordinary Share issued and outstanding as of the close of business on February 17, 2022 (provided that any fractional shares be rounded down to the nearest whole number), resulting in an aggregate issuance by the Company as of such date of 6,630,547 (prior to adjustments for subsequent reverse share split) Ordinary Shares. (See also note 1c).

h.	On August 30, 2022, the Company closed its IPO, and the simultaneous partial exercise of the underwriter’s over-allotment option, for aggregate gross proceeds of approximately $15.5 million, before deducting underwriting discounts and estimated offering expenses. The Company issued 3,717,473 Ordinary Shares, (“Ordinary Shares”) and IPO warrants to purchase up to 3,717,473 Ordinary Shares. The Ordinary Shares and IPO Warrants were sold together in the IPO as units (“Units”) at an initial public offering price of $4.16 per Unit.

The IPO Warrants had an initial exercise price of $4.04, and expire five years from the issuance day. The IPO Warrants became exercisable immediately after the completion of the IPO (and until August 30, 2027). On the 90th day after completion of the IPO, the exercise price of the IPO Warrants was adjusted to be equal to the lowest quoted share price during the 90 days. The daily quoted price used in the determination of such minimum was calculated as the weighted average price of each day. The exercise price however may not be reduced to less than $2.02.

The IPO Warrants contain a down round protection, so that for a period of two years from the date of issuance of the IPO Warrant, the exercise price is adjusted to the price in subsequent fundings of the Company, if shares in these fundings are sold at a price per share below the warrant exercise price at the time of such future fundings (or if other instruments with an exercise / conversion price at a price below the warrant exercise price are sold). The exercise price however may not be reduced to less than $2.02. On November 28, 2022, the IPO Warrant’s exercise price was adjusted to $2.02.

In addition, On November 28, 2022, the Company issued Additional Warrants to purchase 2,824,525 Ordinary Shares. Each Additional Warrant has substantially the same terms as the As-Adjusted IPO Warrant; provided, however, that the term of each Additional Warrant will be five (5) years from the issuance date and such Additional Warrant will not be listed on any securities exchange. Each Additional Warrants holder will receive semi-annual payments. The total annual payment depends on the amount of the Additional Warrants outstanding. As of December 31, 2022, the payment will be equal to approximately 2.3% of the Group ’s revenues for the period from November 28, 2022 until December 31,2022. The Additional Warrants may be redeemed by the Company at any time at a price equal to three times the Initial Exercise Price, or $6.06.

As the IPO Warrants and the Additional Warrants are not separable at the issuance date, the IPO Warrants and the Additional Warrants are accounted for as derivative instruments which are classified as a liability and measured at fair value through profit or loss. The fair value of the warrants and the Additional Warrants was calculated by an independent valuation expert and as of the issuance date the fair value was $4,651 thousands and $3,594 thousands, respectively.

On November 28, 2022, following the issuance of the Additional warrants, the Company determined that all conditions for equity classification under U.S. GAAP were met for the IPO Warrants, and as such, the fair value of the IPO Warrants as of November 28, 2022 at the amount of $3,319 thousands which was calculated based on a third-party appraiser valuation, was recorded as a component of Group’s shareholder’s equity. (Refer also to Note 9c). The total gross consideration was 15.5 million (including the exercise of the underwriter’s option at the amount of $4 thousands). $8,245 thousand was initially attributed to the warrants based on their fair value and the remaining amount was attributed to the ordinary shares issued and recognized as an equity component. Applicable issuance costs, amounting to $2,193 thousand, have been allocated in the same proportion as the allocation of the gross proceeds. An amount of $1,169 thousand was considered as issuance costs allocated to the warrants and has been recorded in profit or loss as finance expense, while costs allocated as issuance costs of ordinary shares in the amount of $1,024 thousand have been recorded in equity as a reduction of the paid in capital.

On November 28, 2022, following the issuance of the Additional Warrants, the Company determined that all conditions for equity classification under U.S. GAAP were met for the IPO Warrants, and as such, the fair value of the IPO Warrants as of November 28, 2022 at the amount of $3,319 thousands, was recorded as a component of Group’s shareholder’s equity.

As part of the IPO (see above), on August 30, 2022, the Company issued to the underwriter Warrants to purchase up to 185,873 Ordinary Shares (“Underwriters Warrants”) exercisable at an exercise price of $5.20, and are exercisable beginning on February 21, 2023 and will expire on August 25, 2027. The Underwriter’s Warrants have a cashless exercise mechanism. The Underwriters Warrants were treated as issuance costs, which amounted to $109 thousand based on third party valuation, and have been allocated in the same proportion as the allocation of the gross proceeds from the IPO. An amount of $58 thousand was considered as issuance costs allocated to the warrants and has been recorded in profit or loss as finance expense, while costs allocated as issuance costs of ordinary shares in the amount of $51 thousand have been recorded in equity as a reduction of the additional paid in capital.

i.	On August 30, 2022, the underwriter (see Note 12h), partially exercised its overallotment right to purchase additional IPO Warrants to purchase up to 425,912 Ordinary Shares for a total consideration of $4 thousands. These additional IPO Warrants were treated as issuance costs, which amounted to $1 thousand based on third party valuation, and have been allocated in the same proportion as the allocation of the gross proceeds from the IPO. An amount of $0.5 thousand was considered as issuance costs allocated to the additional IPO Warrants and has been recorded in profit or loss as finance expense, while costs allocated as issuance costs of Ordinary Shares in the amount of $0.5 thousand have been recorded in equity as a reduction of the paid in capital.

j.	In accordance with an assignment agreement (see also Note 10d) and in connection with the IPO (see above), on August 30, 2022, the Company converted outstanding amounts due to Medigus, Mr. Hakmon and Pure Capital into 1,463,619 Ordinary Shares.